UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.  )

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☐	Definitive Proxy Statement

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☒	Soliciting Material Pursuant to §240.14a-12

Rexnord Corporation

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Important Information

On February 16, 2021, Rexnord Corporation (“Rexnord”) issued the following communications with respect to the proposed merger of Rexnord’s Process & Motion Control segment with Regal Beloit Corporation (“Regal”): (i) communication to Rexnord associates; (ii) Rexnord associates FAQs; (iii) supplier letter; (iv) customer letters; and (v) presentation slides used in call with Rexnord associates. Rexnord is hereby filing copies of each of these communications.

2

Rexnord associates,

There is some important news that I would like to share with you today. We signed an agreement with Regal Beloit to spin off our PMC platform and combine it with Regal’s Power Transmission Solutions (PTS) segment, with Rexnord’s shareholders also becoming shareholders in Regal Beloit. If you aren’t familiar with Regal Beloit, it is a Wisconsin-based manufacturer of electric motors, electrical motion controls, power generation and power transmission products.

The combination is expected to provide Rexnord PMC with expanded capabilities and more long-term growth opportunities while creating a combined premier global leader in industrial and aerospace Power Transmission and Motion Control solutions. In addition, there is a natural cultural fit between Rexnord PMC and Regal Beloit. We both share a track record of excellence and our core values are aligned. Today’s announcement does not affect the Water Management platform or its operations.

We recognize this is significant news and you probably have a lot of questions. Today’s announcement is just the first step in a long process, so we don’t have all the answers at this point. The transaction closing is subject to certain regulatory, tax, shareholder and other customary closing conditions and is not expected to take place until the fourth quarter of 2021. We will have a project management team in place to ensure a smooth transition.

Once the transaction has closed, the combined mechanical power transmission business will be renamed, “Rexnord, a Regal Company,” and be headquartered in Milwaukee - while Regal’s headquarters will remain in Beloit, Wisconsin. The Rexnord Corporation name will change.

In the meantime, it is business as usual for all of us, as we continue to provide our customers with the high levels of service that they expect and deserve.

I will share more information on our Quarterly Associate call. You will receive an email on how to access the call on Inside Rexnord. In addition, we’ve set up a special section on Inside Rexnord that includes FAQs and additional information about today’s announcement. More information will be added to that site as it becomes available.

We will navigate the next several months together, and you can expect updates at key milestones. In the meantime, let’s stay focused on continuing to deliver results and serve customers with the critical products, service and technologies on which they depend.

This is an exciting transaction that is expected to provide significant opportunities for growth and development for associates of both future companies. Moreover, we believe today’s announcement creates enormous opportunity for both the PMC and WM businesses.

Todd A. Adams

Chairman, President and CEO

Forward-Looking Statements

This communication contains certain “forward-looking statements” including statements regarding the anticipated timing and benefits of the transaction with Regal Beloit (the “Transaction”). These forward-looking statements are based on our current expectations and beliefs, but there can be no assurance that these will be as anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These factors include, among others: the inability to complete the Transaction, including due to the failure to receive required security holder approvals or the failure of other closing conditions; the inability to recognize the anticipated benefits of the proposed Transaction; and costs related to the proposed Transaction. Except as required by law, we do not undertake any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Additional Information

In connection with the Transaction, we and Regal Beloit intend to file relevant materials with the Securities and Exchange Commission (“SEC”) that will include a proxy statement/information statement/prospectus relating to the Transaction. SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/INFORMATION STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT REXNORD, REGAL BELOIT AND THE TRANSACTION. A definitive proxy statement will be sent to stockholders of Rexnord seeking approval of the Transaction. The documents relating to the Transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge by contacting us at ROBERT.MCCARTHY@REXNORD.COM.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any security holder. Rexnord, Regal Beloit and their respective directors, executive officers, other members of management and employees may be deemed to be participants in the solicitation of proxies from Rexnord’s stockholders in connection with the Transaction. Information regarding the names and interests in the proposed transaction of Rexnord’s directors and officers is contained Rexnord’s filings with the SEC. Additional information regarding the interests of potential participants in the solicitation process will also be included in the proxy statement/information statement/prospectus relating to the Transaction and other relevant documents when they are filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Rexnord Associate FAQs

Why are we spinning off Rexnord PMC into Regal Beloit? What are the benefits of our doing so?
Regal Beloit is a Wisconsin-based manufacturer of electric motors, electrical motion controls, power generation and power transmission products.

This transaction will combine our two premium, complementary business portfolios in order to create a stronger and more diversified global company. The businesses are a natural cultural fit and share a track record of excellence.

We believe this transaction will allow us to create two best-in-class organizations with Regal Beloit and standalone Water Management business.

What is a Reverse Morris Trust transaction? What does that mean for Rexnord PMC and Regal Beloit?
As part of the transaction, Rexnord will spin-off its PMC business to Rexnord’s shareholders and then combine it with Regal Beloit. Rexnord’s shareholders will also become shareholders in Regal. Rexnord will continue to operate as its Water Management Business.

When will the transaction be final?
This transaction is expected to close in the fourth quarter of 2021 and is subject to regulatory, tax, shareholder and other customary closing conditions.

Why such a long period between signing and close?
This transaction is subject to regulatory, tax, shareholder and other customary closing conditions. Given the structure of the transaction (Reverse Morris Trust), Rexnord will go through a process to separate the PMC business prior to combining it with Regal Beloit’s Power Transmission Solutions (PTS). It is common in these types of transactions for some time to pass between announcement and signing to ensure the transaction is approved and prepared for closing.

Will the company I work for change?

Rexnord and Regal Beloit will continue to operate as independent companies until the transaction closes. Upon closing, Rexnord PMC and PMC associates will become part of Regal Beloit.

What happens to the Rexnord name and the Rexnord brand at close?

Once the transaction has closed, the Rexnord name and brand will transfer to the combined mechanical power transmission business at Regal and will be renamed, “Rexnord, a Regal Company,” headquartered in Milwaukee, Wisconsin.

The Rexnord Corporation name will change.

How will we work together to complete the transition?
Rexnord will put an integration team in place to ensure a smooth transition to closing and will share further details once available. The vast majority of associates will not have any change in day-to-day responsibilities during the transition.

How and when do I talk about this with my customers and distributors?

Customers will be interested to learn about the transaction and will be contacted either personally by a Rexnord leader or other associate or electronic means within the first week after the announcement. It is very important to note that until the deal closes, both companies will continue to operate independently with no joint customer collaboration. It is strictly business as normal.

There are no changes to our contract terms or commercial agreements as a result of this announcement.

What should I say if asked to comment by the media?

Please direct media inquiries here:

Email:	Corporate.Communications@Rexnord.com
Phone:	+1-414-643-2999
+1-855-480-5050 (toll-free within the U.S.)

Messages will reach members of the Corporate Communications department.

Who would lead the new combined entity?

Louis Pinkham, the CEO of Regal Beloit.

Where will the combined business be based?

Milwaukee. A combined Regal PTS and Rexnord PMC business would be headquartered in Milwaukee while Regal Beloit’s headquarters remains in Beloit, Wisconsin.

Will my manager and/or reporting line change?

Until the transaction closes, Rexnord will continue to operate as normal. There are no changes to reporting structure at this time.

How will the physical offices and manufacturing plants be impacted?

Until the transaction closes, Rexnord will continue to operate as normal. We will continue to be transparent and will do our best to keep you informed of any new information.

How will Rexnord corporate functions be impacted, if at all?

Until the transaction closes, Rexnord will continue to operate as normal. We will continue to be transparent and will do our best to keep you informed at key milestones in the process.

How will Water Management associates be affected?

Today’s announcement does not affect Water Management associates or operations.

What does this mean for associates?
We expect that this exciting transaction will provide significant opportunities for growth and development for associates of both companies.

It is important to note that this announcement is just the first step in the process, and we will continue to operate as independent companies until the transaction closes, which is expected in the fourth quarter of 2021.

Will benefits change for Rexnord PMC associates?

Until the transaction closes, Rexnord will continue to operate as normal with no changes to current benefits.

If I am working on a visa or have a pending immigration application, how will I be affected?
At this stage, there is no further information to share. Rexnord will continue to operate as normal until closing, and we will continue to be transparent and will do our best to keep you informed at key milestones throughout the process.

My child is a Rexnord scholarship winner. Will the scholarship be rescinded?
All previous scholarships will be honored as awarded.

Which company policies do I need to follow now?
All associates will continue to follow Rexnord company policies. Until the transaction closes, it is business as usual.

Will our current collective bargaining agreement still be in force?
Yes.

Can I reach out to my counterpart at Regal?
No. Rexnord will put a project management team in place to ensure a smooth transition to closing and will share further details once available.

Do I continue using my current ID and passwords to access applications?
Yes. It is business as usual.

Do I continue using the remote access tool and process?

Yes, it is business as usual and we continue to operate as two separate companies until the transaction closes.

What if my counterpart at Regal reaches out to me and asks for data? Is it ok to share?
No, do not share data unless asked to do so by the Rexnord integration team. We continue to operate as two separate companies until close.

Forward-Looking Statements

This communication contains certain “forward-looking statements” including statements regarding the anticipated timing and benefits of the transaction with Regal Beloit (the “Transaction”). These forward-looking statements are based on our current expectations and beliefs, but there can be no assurance that these will be as anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These factors include, among others: the inability to complete the Transaction, including due to the failure to receive required security holder approvals or the failure of other closing conditions; the inability to recognize the anticipated benefits of the proposed Transaction; and costs related to the proposed Transaction. Except as required by law, we do not undertake any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Additional Information

In connection with the Transaction, we and Regal Beloit intend to file relevant materials with the Securities and Exchange Commission (“SEC”) that will include a proxy statement/information statement/prospectus relating to the Transaction. SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/INFORMATION STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT REXNORD, REGAL BELOIT AND THE TRANSACTION. A definitive proxy statement will be sent to stockholders of Rexnord seeking approval of the Transaction. The documents relating to the Transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge by contacting us at ROBERT.MCCARTHY@REXNORD.COM.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any security holder. Rexnord, Regal Beloit and their respective directors, executive officers, other members of management and employees may be deemed to be participants in the solicitation of proxies from Rexnord’s stockholders in connection with the Transaction. Information regarding the names and interests in the proposed transaction of Rexnord’s directors and officers is contained Rexnord’s filings with the SEC. Additional information regarding the interests of potential participants in the solicitation process will also be included in the proxy statement/information statement/prospectus relating to the Transaction and other relevant documents when they are filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Dear Supplier,

I wanted to share the news that we are combining our Rexnord Process & Motion Control (PMC) business with Regal Beloit’s Power Transmission Solutions (PTS) segment.

Rexnord and Regal are a natural and cultural fit and share a track record of excellence. We are two premium, complementary businesses with strong portfolios and a combined more than 200-year history of best-in-class performance.

This is just the first step. The transaction is expected to close by the end of 2021, subject to stockholder and regulatory approvals and the satisfaction of certain other customary closing conditions.

Until then, it is business as usual and nothing will change about the way we work with you.

We remain focused on continuing to deliver the critical products, services and technologies on which our customers depend, and maintaining close relationships with our suppliers is important to meeting that goal.

We will keep you updated at key milestones in the process.

Thank you for your continued loyalty and support of Rexnord.

Forward-Looking Statements

This communication contains certain “forward-looking statements” including statements regarding the anticipated timing and benefits of the transaction with Regal Beloit (the “Transaction”). These forward-looking statements are based on our current expectations and beliefs, but there can be no assurance that these will be as anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These factors include, among others: the inability to complete the Transaction, including due to the failure to receive required security holder approvals or the failure of other closing conditions; the inability to recognize the anticipated benefits of the proposed Transaction; and costs related to the proposed Transaction. Except as required by law, we do not undertake any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Additional Information

In connection with the Transaction, we and Regal Beloit intend to file relevant materials with the Securities and Exchange Commission (“SEC”) that will include a proxy statement/information statement/prospectus relating to the Transaction. SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/INFORMATION STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT REXNORD, REGAL BELOIT AND THE TRANSACTION. A definitive proxy statement will be sent to stockholders of Rexnord seeking approval of the Transaction. The documents relating to the Transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge by contacting us at ROBERT.MCCARTHY@REXNORD.COM.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any security holder. Rexnord, Regal Beloit and their respective directors, executive officers, other members of management and employees may be deemed to be participants in the solicitation of proxies from Rexnord’s stockholders in connection with the Transaction. Information regarding the names and interests in the proposed transaction of Rexnord’s directors and officers is contained Rexnord’s filings with the SEC. Additional information regarding the interests of potential participants in the solicitation process will also be included in the proxy statement/information statement/prospectus relating to the Transaction and other relevant documents when they are filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Dear Customers and Distributors,

I wanted to share the news that we are combining our Rexnord Process & Motion Control (PMC) business with Regal Beloit’s Power Transmission Solutions (PTS) segment.

The combination is intended to create meaningful value for you through a comprehensive mechanical and digital solution offering across a broad spectrum of industrial process and motion control applications; increased portfolio and innovation; and an enhanced presence in diverse and attractive end markets and geographies.

Like us, Regal’s PTS segment is a leader in power generation and power transmission products. They also manufacture electric motors and electric motion controls.

Regal Beloit and Rexnord are a natural and cultural fit and share a track record of excellence. We are two premium, complementary businesses with strong portfolios and a combined more than 200-year history of best-in-class performance.

This is just the first step, however. The transaction is expected to close by the end of 2021, subject to stockholder and regulatory approvals and the satisfaction of certain other customary closing conditions.

Until the transaction closes, Rexnord will continue to operate as normal. We remain focused on continuing to deliver the critical products, service and technologies on which you depend.

Please continue working with your Rexnord representative as in the past. You can also direct inquiries to the Rexnord Customer Care team at 866-REXNORD (866-739-6673) or 414-643-2366.

We will keep you up to date throughout the transition process.

We thank you for your continued business.

Forward-Looking Statements

This communication contains certain “forward-looking statements” including statements regarding the anticipated timing and benefits of the transaction with Regal Beloit (the “Transaction”). These forward-looking statements are based on our current expectations and beliefs, but there can be no assurance that these will be as anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These factors include, among others: the inability to complete the Transaction, including due to the failure to receive required security holder approvals or the failure of other closing conditions; the inability to recognize the anticipated benefits of the proposed Transaction; and costs related to the proposed Transaction. Except as required by law, we do not undertake any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Additional Information

In connection with the Transaction, we and Regal Beloit intend to file relevant materials with the Securities and Exchange Commission (“SEC”) that will include a proxy statement/information statement/prospectus relating to the Transaction. SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/INFORMATION STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT REXNORD, REGAL BELOIT AND THE TRANSACTION. A definitive proxy statement will be sent to stockholders of Rexnord seeking approval of the Transaction. The documents relating to the Transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge by contacting us at ROBERT.MCCARTHY@REXNORD.COM.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any security holder. Rexnord, Regal Beloit and their respective directors, executive officers, other members of management and employees may be deemed to be participants in the solicitation of proxies from Rexnord’s stockholders in connection with the Transaction. Information regarding the names and interests in the proposed transaction of Rexnord’s directors and officers is contained Rexnord’s filings with the SEC. Additional information regarding the interests of potential participants in the solicitation process will also be included in the proxy statement/information statement/prospectus relating to the Transaction and other relevant documents when they are filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Quarterly AssociateCall February 16, 2021

Forward-Looking Statements This communication contains certain “forward-looking statements” including statements regarding the anticipated timing and benefits of the transaction with Regal Beloit (the “Transaction”). These forward-looking statements are based on our current expectations and beliefs, but there can be no assurance that these will be as anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These factors include, among others: the inability to complete the Transaction, including due to the failure to receive required security holder approvals or the failure of other closing conditions; the inability to recognize the anticipated benefits of the proposed Transaction; and costs related to the proposed Transaction. Except as required by law, we do not undertake any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. Additional Information In connection with the Transaction, we and Regal Beloit intend to file relevant materials with the Securities and Exchange Commission (“SEC”) that will include a proxy statement/information statement/prospectus relating to the Transaction. SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/INFORMATION STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT REXNORD, REGAL BELOIT AND THE TRANSACTION. A definitive proxy statement will be sent to stockholders of Rexnord seeking approval of the Transaction. The documents relating to the Transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge by contacting us at ROBERT.MCCARTHY@REXNORD.COM. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Participants in the Solicitation This communication is not a solicitation of a proxy from any security holder. Rexnord, Regal Beloit and their respective directors, executive officers, other members of management and employees may be deemed to be participants in the solicitation of proxies from Rexnord’s stockholders in connection with the Transaction. Information regarding the names and interests in the proposed transaction of Rexnord’s directors and officers is contained Rexnord’s filings with the SEC. Additional information regarding the interests of potential participants in the solicitation process will also be included in the proxy statement/information statement/prospectus relating to the Transaction and other relevant documents when they are filed with the SEC. These documents can be obtained free of charge from the sources indicated above. 2/16/2021Rexnord Corporation2

Creating a$2B+,Best-in-ClassPowerTransmissionBusiness Light-weight power transmission space, with strong distributor and e-commerce channels Global leader in electric motors and controls and power generation Process & Motion Control (PMC) Heavy-weight and critical power transmission applications, with established IOT offering Creates world-class power transmission provider Will combine with Regal PTS; maintain Rexnord name and HQ in Milwaukee, WI Strong industrial logic Additional upside from cross-marketing opportunities; customers benefit from complete drive train solutions and accelerated R&D and digital solutions Compelling value creation and financial returns Opportunities for accelerated growth and profitability 2/16/2021Rexnord Corporation3

Milwaukee Home

CHASE

ZURN
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Creating two best-in-class organizations in the city

2/16/2021 Rexnord Corporation 4

MilwaukeeHome Creating two best-in-class organizations in the city 2/16/2021Rexnord Corporation 4

REXNORD

SOLVING SMARTER

2/16/2021 Rexnord Corporation 5

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